Supplement to

CALVERT SOCIAL INVESTMENT FUND

Calvert Conservative Allocation Fund

Calvert Moderate Allocation Fund

Calvert Aggressive Allocation Fund

Statement of Additional Information dated January 31, 2012

Date of Supplement: April 30, 2012

Effective immediately, Calvert Moderate Allocation Fund and Calvert Aggressive Allocation Fund (each a “Fund”) have each ceased offering Institutional Class (“Class I”) shares, so Class I shares of the Funds are no longer available for purchase.

All references to Class I shares of each Fund are therefore removed from the Statement of Additional Information.